Exhibit 99.1
		    Joint Filer Information and Signatures

1.  	Name: Stonehill Master Fund Ltd.
    	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
             	 Floor, New York, NY 10022

	STONEHILL MASTER FUND LTD.
	By: /s/ Paul Malek
	    --------------
	Name: Paul Malek
	Title: Authorized Signatory
	Date: March 15, 2024

2.	Name: Stonehill Institutional Partners, L.P.
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
	         Floor, New York, NY 10022

	STONEHILL INSTITUTIONAL PARTNERS, L.P.
	By: /s/ Paul Malek
	    --------------
	Name: Paul Malek
	Title: Authorized Signatory
	Date: March 15, 2024

3.	Name: John Motulsky
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
	         Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: John Motulsky
	Date: March 15, 2024

4.	Name: Jonathan Sacks
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
	         Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: Jonathan Sacks
	Date: March 15, 2024

5.	Name: Peter Sisitsky
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
		 Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
 	    -----------------------------------
	Name: Peter Sisitsky
	Date: March 15, 2024

6.	Name: Michael Thoyer
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
	         Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: Michael Thoyer
	Date: March 15, 2024

7.	Name: Michael Stern
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
		 Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: Michael Stern
	Date: March 15, 2024

8.	Name: Samir Arora
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
		 Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: Samir Arora
	Date: March 15, 2024

9.	Name: Garrett Zwahlen
	Address: c/o Stonehill Capital Management LLC, 320 Park Avenue, 26th
		 Floor, New York, NY 10022

	By: /s/ Paul Malek, as attorney-in-fact
	    -----------------------------------
	Name: Garrett Zwahlen
	Date: March 15, 2024